Exhibit 99.(s)(1)

USVC Venture Capital Access Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, Erik Syvertsen, hereby constitutes and appoints Huoy-Ming Yeh and Chanelle Blackie, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-2 (File No. 333-255702) under the Securities Act of 1933 and the Investment Company Act of 1940 of USVC Venture Capital Access Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 18, 2025

/s/ Erik Syvertsen
Erik Syvertsen

USVC Venture Capital Access Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, David Borecky, hereby constitutes and appoints Erik Syvertsen, Huoy-Ming Yeh, and Chanelle Blackie, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-2 (File No. 333-255702) under the Securities Act of 1933 and the Investment Company Act of 1940 of USVC Venture Capital Access Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 18, 2025

/s/ David Borecky
David Borecky

USVC Venture Capital Access Fund

Power of Attorney

Know All Men By These Presents, that the undersigned, Nimesh Gupta, hereby constitutes and appoints Erik Syvertsen, Huoy-Ming Yeh, and Chanelle Blackie, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement on Form N-2 (File No. 333-255702) under the Securities Act of 1933 and the Investment Company Act of 1940 of USVC Venture Capital Access Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: September 18, 2025

/s/ Nimesh Gupta
Nimesh Gupta